                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                             _____________________



               Date of Report (Date of earliest event reported):
                       October 6, 1997 (October 5, 1997)



                           H. F. Ahmanson & Company
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                        1-8930                       95-0479700
----------------------- ---------------------------------- ---------------------
    (State of                   (Commission File Number)        (IRS Employer
  incorporation)                                             Identification No.)


4900 Rivergrade Road, Irwindale, California                            91706
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


                                (626) 960-6311
                        -------------------------------
                        (Registrant's telephone number,
                             including area code)


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On October 5, 1997, H. F. Ahmanson & Company, a Delaware corporation (the "Registrant"), and Coast Savings Financial Inc., a Delaware Corporation ("Coast"), entered into an agreement and plan of merger pursuant to which Coast will merge with and into the Registrant.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          ------------------------------------------------------------------

                (a) Not Applicable.

                (b) Not Applicable.

                (c) Exhibits
                    --------

                The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number          Description

99(a)           Press release, dated October 6, 1997.

99(b)           Analyst's Presentation

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                                   SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              H. F. AHMANSON & COMPANY


                              BY:/s/ Madeleine A. Kleiner
                                 _______________________________________
                                 Madeleine A. Kleiner
                                 Senior Executive Vice President
                                 and General Counsel





Date: October 6, 1997

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                                 EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

   99(a)           Press release, dated October 6, 1997.

   99(b)           Analyst's Presentation

                                      -4-